UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2026

The Joint Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
16767 N. Perimeter Drive, Suite 110
Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(480) 245-5960
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	JYNT	The NASDAQ Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

The information set forth below under Item 2.03 is hereby incorporated by reference into this Item 1.01.

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2026, we issued a press release announcing our financial results for the quarter ended March 31, 2026. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 1, 2026, we entered into a waiver and fourth amendment to our existing credit agreement (the “2026 Amendment”) with JPMorgan Chase Bank, N.A., individually and as Administrative Agent, Issuing Bank, and Lender (“JPMorgan Chase” or the “Lender”). Among other things, the 2026 Amendment waives the existing default of our credit facilities due to a violation of our fixed charge coverage ratio covenant, modifies the fixed charge coverage ratio covenant to allow for stock repurchases, which constitute restricted payments, and extends the revolving credit maturity date to August 31, 2029. The 2026 Amendment contains customary representations and warranties and conditions precedent.

The foregoing description of the 2026 Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the 2026 Amendment, which is attached as Exhibit 10.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

We are posting an earnings presentation to our website at https://ir.thejoint.com/. A copy of the earnings presentation is being furnished herewith as Exhibit 99.2. We will use the earnings presentation during our earnings conference call on May 7, 2026 and also may use the earnings presentation from time to time in conversations with analysts, investors, and others.

The information furnished in this Item 7.01 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The information contained in Exhibit 99.2 is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission (the “SEC”). We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits
10.1	Waiver and Fourth Amendment to Credit Agreement, dated as of May 1, 2026, by and between the Registrant and JPMorgan Chase Bank, N.A.

99.1	Press Release, dated May 7, 2026, Earnings Release

99.2	The Joint Corp. Earnings Presentation, dated May 7, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JOINT CORP.

Date:	May 7, 2026	By:	/s/ Sanjiv Razdan
Sanjiv Razdan
President and Chief Executive Officer